EXHIBIT 10.3

                             SUBSCRIPTION AGREEMENT





Del Mar Income Partners, Ltd.
222 Milwaukee Street, Ste. 304
Denver, CO  80206

Gentlemen and Ladies:

     The undersigned desires to invest in Del Mar Income Partners, Ltd. (the "Company") on the terms and conditions described in this subscription agreement (the "Subscription Agreement") and the Company's Prospectus dated _______________. The undersigned acknowledges that the undersigned has received the Prospectus.

1.       Subscription

     The undersigned hereby offers to purchase, in the aggregate dollar amount set forth later in this Subscription Agreement, shares of Common Stock, at $7.25 per share, that are offered by the Company pursuant to the Prospectus. A check in that amount payable to "Del Mar Income Partners, Ltd. Escrow" is enclosed.

2. Miscellaneous

     (a) This subscription shall be irrevocable, and may not be assigned by the undersigned. Subject to the foregoing, this Subscription Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned.

     (b) This Subscription Agreement will be construed and enforced in accordance with and governed by the laws of the State of Colorado, except for matters arising under the Securities Act of 1933, as amended, without reference to principles of conflicts of law.

     (c) It is understood that a social security number must be provided to avoid backup withholding. Under the provisions of Section 3406(a)(1)(c) of the Internal Revenue Code, payers are required to withhold 20% from all taxable interest, dividend and certain other payments on accounts which do not reflect a certified social security number or tax identification number. This referred to as "backup withholding." "Backup withholding" is not an additional tax or penalty. Any amount withheld from an account may be used as a credit from federal income tax.

     With such full understandings and acknowledgements, the undersigned does hereby affirm the undersigned's subscription to the purchase of the shares of common stock being offered by the Company as described in the Prospectus and this Subscription Agreement. The undersigned does further acknowledge the undersigned's understandings of all the terms and provisions of this Subscription Agreement and agrees to be bound by all of the terms and conditions of this Subscription Agreement.



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Please complete the following:


Date:                                   Dollar Amount Invested:   $
       ------------------------                                    -------------


---------------------------------------
Exact Name in Which Title is to be Held

---------------------------------------      -----------------------------------
Signature                                    Signature of Co-Owner


---------------------------------------      -----------------------------------
Print Name                                   Print Name of Co-Owner

---------------------------------------      -----------------------------------
Social Security Number                       Social Security Number
or Taxpayer I.D. Number                      or Taxpayer I.D. Number


--------------------------------------------------------------------------------
Address


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City, State, Postal or Zip Code, Country

     * If the Common Stock is to be held in joint tenancy or as tenants in common, both persons must sign above and please indicate the manner in which the Common Stock is to be held:

            _____    Tenants in Common         _____    Joint Tenants

     The undersigned, under the penalties of perjury, certifies that the information provided above is true, correct and complete, that he/she is not subject to back-up withholding under the provisions of Section 3406(a)(1)(C) of the Internal Revenue Code:

---------------------------                             ------------------------
Date                                                    Signature of Co-Owner


     This subscription is accepted by Del Mar Income Partners, Ltd. on this _____ day of __________, ___________.

                                        DEL MAR INCOME PARTNERS, LTD.


                                   By:
                                      -------------------------------
                                      Signature



                                      -------------------------------
                                      Printed Name and Title



                                    * * * * *



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